SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    August 13, 1998
                                                     ---------------

                          Ben & Jerry's Homemade, Inc.
--------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)


         Vermont                       0-13544                  03-0267543
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



            30 Community Drive, South Burlington, Vermont 05403-6828
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number:  (802) 651-9600
                                --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

        On July 30, 1998 the Board of Directors of Ben & Jerry's Homemade, Inc. (the "Company") declared (subject to certain conditions which were satisfied on or before August 13, 1998) a dividend of one right (the "Class A Right") to purchase one share of Class A Common Stock, par value $.033 per share, of the Company (the "Class A Common Stock") for each outstanding share of Class A Common Stock, payable on August 14, 1998 to Class A stockholders of record at the close of business on such date. The terms of the Class A Rights are set forth in the Class A Rights Agreement dated as of July 30, 1998 between the Company and American Stock Transfer Trust Company, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

        In addition, on July 30, 1998 the Board of Directors of the Company declared (subject to certain conditions which were satisfied on or before August 13, 1998) a dividend of one right (the "Class B Right") to purchase one share of Class B Common Stock, par value $.033 per share, of the Company (the "Class B Common Stock") for each outstanding share of Class B Common Stock, payable on August 14, 1998 to Class B stockholders of record at the close of business on such date. The terms of the Class B Rights are set forth in the Class B Rights Agreement dated as of July 30, 1998 between the Company and American Stock Transfer Trust Company, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:

        1. Class A Rights Agreement dated as of July 30, 1998 ("Class A Rights Agreement") between the Company and American Stock Transfer Trust Company, as Rights Agent.

        2. Form of Class A Rights Certificate (attached as Exhibit A to the Class A Rights Agreement). Pursuant to the Class A Rights Agreement, printed Class A Rights Certificates will not be mailed until the Distribution Date (as defined in the Class A Rights Agreement).

        3. Summary of Class A Rights (attached as Exhibit B to the Class A Rights Agreement).

        4. Class B Rights Agreement dated as of July 30, 1998 ("Class B Rights Agreement") between the Company and American Stock Transfer Trust Company, as Rights Agent.

        5. Form of Class B Rights Certificate (attached as Exhibit B to the Class B Rights Agreement). Pursuant to the Class B Rights Agreement, printed Class B Rights Certificates will not be mailed until the Distribution Date (as defined in the Class B Rights Agreement).

        6. Summary of Class B Rights (attached as Exhibit B to the Class B Rights Agreement).

        7.     Press Release dated August 13, 1998.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEN & JERRY'S HOMEMADE, INC.


Date:  August 13, 1998              By: /s/ Perry D. Odak
                                        -----------------
                                        Name:  Perry D. Odak
                                        Title: President and Chief Executive
                                        Officer

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

1. Class A Rights Agreement dated as of July 30, 1998 ("Class A Rights Agreement") between the Company and American Stock Transfer Trust Company as Rights Agent.

2. Form of Class A Rights Certificate (attached as Exhibit A to the Class A Rights Agreement). Pursuant to the Class A Rights Agreement, printed Class A Rights Certificates will not be mailed until the Distribution Date (as defined in the Class A Rights Agreement).

3. Summary of Class A Rights (attached as Exhibit B to the Class A Rights Agreement).

4. Class B Rights Agreement dated as of July 30, 1998 ("Class B Rights Agreement") between the Company and American Stock Transfer Trust Company, as Rights Agent.

5. Form of Class B Rights Certificate (attached as Exhibit B to the Class B Rights Agreement). Pursuant to the Class B Rights Agreement, printed Class B Rights Certificates will not be mailed until the Distribution Date (as defined in the Class B Rights Agreement).

6. Summary of Class B Rights (attached as Exhibit B to the Class B Rights Agreement).

7.   Press Release dated August 13, 1998.